FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 3, 2004 (February 3, 2004)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000


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Item 5. Other Events and Regulation FD Disclosure

On February 3, 2004, the Company announced that its Board of Directors has approved a 3-for-2 split of all outstanding shares of the Company's common stock, payable March 4, 2004 to stockholders of record on February 17, 2004.

Item 12. Results of Operations and Financial Condition.

On February 3, 2004, the Company announced its financial results for the quarter and year ended January 2, 2004. A copy of the press release dated February 3, 2004 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRIMBLE NAVIGATION LIMITED
                                          a California corporation


   Dated: February 3, 2004                /s/ Irwin Kwatek
                                          ----------------
                                          Irwin Kwatek
                                          Vice President


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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated February 3, 2004.